SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549




                                     FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported)  July 26, 2002

                               SOUTHWEST AIRLINES CO.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)


                 1-7259                                    74-1563240
        (Commission File Number)               (IRS Employer Identification No.)




           P. O. Box 36611, Dallas, Texas                  75235-1611
           (Address of principal executive offices)        (Zip Code)


           Registrant's telephone number, including area code (214) 792-4000



                                        N/A
             (Former name or former address, if changed since last report)

Item 5.  Other Events

      On July 26, 2002, James F. Parker, Chief Executive Officer of Southwest Airlines Co., and Gary C. Kelly, Chief Financial Officer of Southwest Airlines Co., executed the sworn statements required by SEC Order 4-460. The sworn statements were delivered to the SEC on or about July 29, 2002. The purpose of this report is to permit the registrant to file herewith those sworn statements.

Item 7.  Financial Statements and Exhibits
(c) Exhibits.

            99.1 Statement Under Oath of Principal Executive Officer of Southwest Airlines Co. Regarding Facts and Circumstances Relating to Exchange Act Filings dated July 26, 2002.

             99.2 Statement Under Oath of Principal Financial Officer of
                  Southwest Airlines Co. Regarding Facts and Circumstances Relating to Exchange Act Filings dated July 26, 2002.

                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SOUTHWEST AIRLINES CO.
                                            (Registrant)



                                             By:   /s/ Laura Wright
                                                   Laura Wright
                                                   Vice President-Finance and
                                                   Treasurer


Date: July 30, 2002

                                  INDEX TO EXHIBITS

       Exhibit
         No.                                  Exhibit

        99.1. Statement Under Oath of Principal Executive Officer of Southwest Airlines Co. Regarding Facts and Circumstances Relating to Exchange Act Filings dated July 26, 2002

        99.2. Statement Under Oath of Principal Financial Officer of Southwest Airlines Co. Regarding Facts and Circumstances Relating to Exchange Act Filings dated July 26, 2002.